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                                                                   EXHIBIT 10.30

                        AMENDMENT AND WAIVER AGREEMENT
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          THIS AMENDMENT AND WAIVER AGREEMENT (this "Agreement") is made as of the 13 day of February, 1997, by and between Styles On Video, Inc., a Delaware corporation ("SOV"), Forever Yours Inc., a California Corporation ("FYI"), and Ann Graham Ehringer, an individual ("Ehringer").

                                R E C I T A L S
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          WHEREAS, SOV, FYI and International Digital Investors, L.P. entered into a Note and Preferred Stock Purchase Agreement, dated as of May 14, 1996 (the "1996 Agreement");

          WHEREAS, in connection with the 1996 Agreement, Ehringer, as Chairman of the Independent Committee of SOV's Board of Directors appointed April 18, 1996, received from SOV warrants to purchase shares of common stock of SOV (the "Ehringer Warrants");

          WHEREAS, it would be a violation of the terms of the Ehringer Warrants were SOV to fail to take all corporate action and shareholder action necessary on or prior to October 31, 1996 to authorize and reserve for issuance a number of shares of common stock at least equal to the number of shares of common stock into which the Ehringer Warrants may be exercised;

          WHEREAS, the parties wish to avoid a violation of the Ehringer Warrants by virtue of such failure and the disruption of the business of SOV and FYI thereby;

          WHEREAS, the parties wish to amend all of the relevant documentation to avoid violations or default of such agreements by virtue of such failure;
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          NOW, THEREFORE, IN CONSIDERATION of the premises and for good and valuable consideration, the parties hereby agree as follows:

          1.   Waiver and Amendment Regarding Authorization of Shares.  It shall
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not be a violation of the terms and conditions, nor shall it be a default, under the Ehringer Warrants if SOV fails to take all corporate action and shareholder action necessary to authorize and reserve for issuance sufficient shares for the exercise of the Ehringer Warrants on or prior to October 31, 1996, and the Ehringer Warrants are hereby amended to delete references to October 31, 1996 and replace them with such date ("the Critical Date") that is the later of
(i)April 15, 1997 or (ii) such date that the Management Agreement between Hasco International, Inc. and FYI is terminated or expires, but in no event shall the Critical Date be later than May 1, 1997. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived. The parties agree that SOV shall be required to take all such corporate and stockholder action on or before The Critical Date. Each and every agreement or certificate requiring SOV to take such actions is hereby amended to effectuate the intent of the parties.

          2.   Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

          3.   Applicable Law.  This Agreement shall be governed by and
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construed in accordance with the internal laws of the State of California without regard to conflicts of laws principles.


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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       STYLES ON VIDEO, INC.
                                       a Delaware corporation


                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________


                                       FOREVER YOURS, INC.
                                       a California corporation


                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________



                                       ________________________________________
                                          ANN GRAHAM EHRINGER, an individual


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